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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8 - K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                 May 30, 1995
                             --------------------
                                Date of Report
                      (Date of earliest event reported)


                          Beverly Enterprises, Inc.
- --------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



                                   Delaware
                             --------------------
                (State or other jurisdiction of incorporation)



              1-9550                               95-4100309
        --------------------                  --------------------
      (Commission file number)         (IRS employer identification no.)



  1200 South Waldron Road, Suite 155
          Fort Smith, Arkansas                        72903
 ----------------------------------------           ----------
 (Address of principal executive offices)           (Zip code)



                                 (501) 452-6712
                   ----------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5. Other Events

         On May 30, 1995 Beverly Enterprises, Inc. (the "Company") announced, pursuant to a Press Release ("Press Release"), a management change at its wholly-owned subsidiary, Pharmacy Corporation of America ("PCA"), noting that Robert D. Woltil, currently the Company's Executive Vice President and Chief Financial Officer, had been appointed, effective immediately, as President and Chief Executive Officer of PCA, replacing Ronald C. Kayne, whose retirement was announced at the same time. The press release indicated that Mr. Woltil would also continue to serve in his post at the Company until his successor at the Company is named. The Company stated that the focus placed on PCA and its proposed spin-off to the Company's stockholders has highlighted certain operational problems at PCA, including revenue reductions resulting from lost customers and changes in pricing and service levels, as well as higher than expected costs associated with the assimilation of PCA's late 1994 acquisitions, as a result of which the Company's second quarter earnings could be adversely affected by between $.05 and $.07 per share. The Company stated that it is in the process of correcting the noted problems at PCA, and that it expects to continue its previously announced plans for an initial public offering of PCA common stock, with the remainder of PCA stock to be distributed to the Company stockholders as a tax-free distribution, although the timing of these transactions was expected to be delayed approximately three to six months. See attached hereto as Exhibit 99, the Press Release of the Company, dated May 30, 1995.


ITEM 7.  Financial Statements and Exhibits

     a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not Applicable.

     b)  PRO FORMA FINANCIAL INFORMATION. Not Applicable

     c)  EXHIBITS.

         99   Press Release of Beverly Enterprises, Inc., dated May 30, 1995





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BEVERLY ENTERPRISES, INC.



                                           /s/ SCOTT M. TABAKIN
                                           -----------------------------------
                                           Scott M. Tabakin,
                                           Senior Vice President, Controller
                                           and Chief Accounting Officer


Date: May 30, 1995





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                               INDEX TO EXHIBITS


Exhibit 99       Press Release of Beverly Enterprises, Inc., dated May 30, 1995